Table of Contents

USAA Family of Funds                                       1
Message from the President                                 2
Investment Review                                          4
Message from the Managers                                  5
Shareholder Voting Results                                 8
Financial Information:
     Statement of Assets and Liabilities                   9
     Portfolio of Investments in Securities               10
     Notes to Portfolio of Investments in Securities      15
     Statement of Operations                              16
     Statements of Changes in Net Assets                  17
     Notes to Financial Statements                        18

                    Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund (formerly known as the Balanced Portfolio Fund), managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. c1995, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message From the President

[Photoghraph of Michael J.C. Roth, CFA, President and Vice
Chairman of the Board appears here]

Even though the new USAA Asset Strategy Funds have only been in existence since September 1, 1995, our shareholders have invested over $27 million in them.(1) Given that these funds are not the embodiment of some exciting investment story, but rather of a fundamental method of matching risk and potential reward, it certainly appears that we have tapped into an area of need and interest for our customers.

These funds are an embodiment of things we believe about money management:

    Your quest for reward must be within your tolerance for risk

    The events of risk will come as surprises

    Therefore, your asset allocation is your main "defense" against and "definition" of risk

With the Asset Strategy Funds, we take care of the asset allocation.

Let me stress here that I realize not everyone agrees with this philosophy, and that fact truly does not bother me. Such disagreement is necessary if the stock market is to have the great liquidity that all investors enjoy. For those of you who are active traders, we have an excellent brokerage service offering one of the finest Asset Management Accounts available.
In addition, our family of mutual funds covers a very wide spectrum.
Your options for access to our funds and Brokerage Service will soon be expanded significantly, both by personal computer and telephone.

And for those of you who are comfortable with our philosophy, the Asset Strategy Funds will prove a great long-term investment vehicle.

"... your asset allocation is your main "defense" against and "definition" of risk."
                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1)The Cornerstone Strategy and Growth and Tax Strategy Funds were formerly known as the Cornerstone Fund (Inception 8/15/84) and the Balanced Portfolio Fund (Inception 1/11/89), respectively. These two funds make up approximately $6.4 million of the investments made by shareholders in the Asset Strategy Funds.

For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.

USAA Brokerage Services is a discount brokerage service of USAA
Investment Management Company, a member of the NASD and SIPC.


                    Investment Review

Growth and Tax Strategy Fund (formerly known as the Balanced Portfolio
Fund)

OBJECTIVE: A conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

                                                5/31/95           11/30/95
Net Assets                                    $134.5 Million   $145.5 Million
Net Asset Value Per Share                       $12.82            $13.55


Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                           8.03%*
1 Year                                                     21.07%
5 Years                                                    10.23%
Since inception on January 11, 1989                         9.59%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/11/89 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Growth and Tax Strategy Fund - $18,852 and the Lehman Brothers Muni. Bond Index - $17,850.]

The graph depicts how the USAA Growth and Tax Strategy Fund closely tracks its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market. The chart compares a $10,000 hypothetical investment in the Fund to the Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


Message from the Managers

[A photo of Clifford Gladson (Tax-Exempt Short-Term), Jack Saunders (Allocation Manager), Harry Miller (Basic Value Stocks), Ken Willmann (Tax-Exempt Long-Term), portfolio managers appears here.]

Fund Overview
The Growth and Tax Strategy Fund is classified as a balanced fund; however, it is not cast in the traditional mold. Most balanced funds are 60% common stocks and 40% bonds. In this fund, we have switched the emphasis to 60% bonds and 40% stocks. For additional appeal to conservative tax-conscious investors, we use tax-exempt bonds. The Fund was unique when started in 1989. We know of only one other balanced fund which now uses tax-exempt bonds.

Earlier this year, we broadened the prescribed ranges for bonds to 20-40% in each of the categories, short-term and long-term, to provide more flexibility. In this reporting period, we have utilized that flexibility to increase the long-term sector, reduce the short-term sector, and increase the common stocks. This strategy was utilized to take advantage of the strong bond and stock markets. We have seen the stock market move to new record highs, and the bond market has moved to new highs (interest rate lows) for 1995 as well.

The current portfolio mix as of November 30, 1995 was 13.9% short-term tax exempt, 41.9% long-term tax exempt and 48.1% basic value stocks. The portfolio will be rebalanced within the prescribed ranges during the next quarter.

Short-Term Tax-Exempt Securities
Over the last six months, we have coordinated an orderly reduction in the short-term segment of the portfolio from 25.3% of total assets on May 31, 1995 to 13.9% by November 30, 1995. First, we liquidated variable rate demand notes (VRDNs)1 _ both to exploit the rise in short-term interest rates and to stabilize the portfolio. Then, as short-term bonds matured, the proceeds were placed in money market instruments that could quickly be converted to cash. These actions have extended the weighted average maturity of the short-term portfolio from 66 days on May 31, 1995 to 340 days on November 30, 1995.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1995 of the USAA Growth and Tax Strategy Fund to be: Basic Value Stocks - 48.1%, Tax-Exempt Short-Term 13.9%, and Tax-Exempt Long-Term - 41.9%]

Long-Term Tax-Exempt Securities
The bull market which began in November 1994 continued throughout this reporting period. Interest rates on long-term tax-exempt securities (as measured by the yield on the Bond Buyer 40-Bond Index) declined to 5.74% from 6.10% during the reporting period of May 31, 1995 to November 30, 1995. We retained a long average maturity of about 25 years during this period. Prices on the bonds in the portfolio rose in response to falling rates, while income remained relatively stable. We continue to invest exclusively in investment-grade bonds while maximizing tax-exempt income.

Basic Value Securities
This has been a surprisingly good year for the U.S. stock market, and this category has benefited accordingly since our last report on May 31, 1995. The increase in profitability during 1995 has been very good for U. S. companies, although it appears to be slowing down. Also, we have benefited from low inflation and lower interest rates. All of these factors have resulted in strong performance.

Industries and the companies whose stock we own which were particularly strong during the reporting period were Aerospace/Defense (B.F. Goodrich and Boeing), Healthcare (American Home Products and Bristol-Myers Squibb), Insurance (Aetna), Telephone (GTE and NYNEX) and Chemicals (Monsanto and Union Carbide). Holdings in retailing (K-Mart* and J. C. Penney) were disappointing. However, Sears, Roebuck* did very well with its spin-off of Allstate.

*Sold prior to end of reporting period.

1 Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.

See page 10 for a complete listing of the Portfolio of Investments in Securities.

Tax-Exempt Securities
Top 5 Holdings
(% of Net Assets)

New York State Medical Care Facilities Ser 95A             4.4
Puerto Rico Electric Power Ser Z                           4.3
Rhode Island Housing and Mortgage Ser 15-A                 3.8
Washington Motor Fuel Tax Ser B                            3.7
Maine State Housing Authority Ser 94 C-1                   3.7

Top 10 Industries
(% of Net Assets)

Hospitals                               15.2
Housing - Single/Family                 11.9
Housing - Multi/family                  10.1
Electric Power                           8.0
Aerospace/Defense                        6.5
Telephones                               5.0
Chemicals                                4.9
Tobacco                                  4.4
General Obligations                      3.9
Machinery - Diversified                  3.4

Basic Value Stocks
Top 5 Holdings
(% of Net Assets)

Boeing                         2.5
Minnesota Mining & Mfg         2.3
B.F. Goodrich                  1.9
Deere & Co.                    1.7
Caterpillar                    1.7


Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Growth and Tax Strategy Trust only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals (1) and (3).

(1) Proposal to elect a Board of Trustees as follows:
                                             Votes         Votes
     Trustee                                  For         Withheld
     --------                                -----       ----------
     Hansford T. Johnson*                 112,569,933    2,138,930
     Michael J.C. Roth                    111,522,559    3,186,304
     John W. Saunders, Jr.                112,598,635    2,110,228
     George E. Brown                      111,259,788    3,449,075
     Howard L. Freeman, Jr.               112,481,010    2,227,853
     Richard A. Zucker                    112,225,587    2,483,276
     Barbara B. Dreeben                   111,409,531    3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                                         Number of Shares Voting
                                                     For            Against         Abstain
                                                    -----           --------        --------
Proposal to amend the 5% and 10% issuer            6,072,638        367,960        203,513
diversification restrictions to apply to 75%
of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating         5,861,645        541,900        240,567
to borrowing to allow a Fund to borrow an
amount not exceeding 33 1/3% of its total
assets (including the amount borrowed)
less liabilities (other than borrowings) for
temporary or emergency purposes.

Proposal to amend the restriction relating         5,855,838        538,345        249,929
to lending portfolio securities to permit a
Fund to lend up to 1/3 of its total assets to
other parties.

(3) Proposal to ratify or reject the selection   107,284,373      2,323,184      5,101,298
by the Board of Trustees of KPMG Peat
Marwick LLP as auditors for the Trust for
the fiscal year ending May 31, 1996.


Growth and Tax Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)
Assets
     Investments in securities, at market value (identified cost of $131,886)        $151,118
     Cash                                                                                  81
     Receivables:
          Capital shares sold                                                              27
          Dividends and interest                                                        1,365
          Securities sold                                                               5,790
                                                                                     ---------
               Total assets                                                           158,381
                                                                                     ----------
Liabilities
     Securities purchased                                                              12,727
     Capital shares redeemed                                                               43
     USAA Investment Management Company                                                    58
     USAA Transfer Agency Company                                                          21
     Accounts payable and accrued expenses                                                 49
                                                                                     ---------
               Total liabilities                                                       12,898
                                                                                     ---------
                    Net assets applicable to capital shares outstanding              $145,483
                                                                                     =========
Represented By:
     Paid-in capital                                                                 $124,735
     Accumulated undistributed net investment income                                    1,104
     Accumulated net realized gain on investments                                         412
     Net unrealized appreciation of investments                                        19,232
                                                                                     ---------
                    Net assets applicable to capital shares outstanding              $145,483
                                                                                     =========
     Capital shares outstanding, unlimited number of shares authorized,
          no par value                                                                 10,737
                                                                                     =========
     Net asset value, redemption price, and offering price per share                 $  13.55
                                                                                     =========
See accompanying notes to financial statements.

Growth and Tax Strategy Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)
                                                               Market
 Number                                                        Value
of Shares           Security                                   (000)

           Basic Value Stocks (48.1%)
           Aerospace/Defense (6.5%)
 40,000    B.F. Goodrich Co.                                   $2,805
 50,000    Boeing Co.                                           3,644
 80,000    EG & G, Inc.                                         1,540
 31,000    Rockwell International Corp.                         1,519
                                                               -------
                                                                9,508
                                                               -------
           Auto Parts (0.4%)
 33,500    Arvin Industries, Inc.                                 590
                                                               -------


           Bank Holding Companies - Money Center (0.8%)
 18,000    Bankers Trust New York Corp.                          1,168
                                                               --------
           Chemicals (4.9%)
 27,000    Dow Chemical Co.                                     1,914
 21,000    Monsanto Co.                                         2,404
 18,000    Olin Corp.                                           1,368
 37,000    Union Carbide Corp.                                  1,466
                                                               -------
                                                                7,152
                                                               -------
           Containers - Metals & Glass (0.8%)
 40,000    Ball Corp.                                           1,145
                                                               -------
           Distribution & Pipelines (0.6%)
 36,000    NICOR, Inc.                                            914
                                                               -------

           Drugs (0.6%)
 26,100    Pharmacia & Upjohn, Inc.                               936
                                                               --------
           Electric Power (0.9%)
 30,000    Houston Industries, Inc.                             1,373
                                                               --------

           Healthcare - Diversified (2.6%)
 20,000    American Home Products Corp.                         1,825
 25,000    Bristol-Myers Squibb Co.                             2,006
                                                               -------
                                                                3,831
                                                               -------

           Insurance - Multi-Line Companies (1.0%)
 19,000    Aetna Life & Casualty Co.                            1,394
                                                               -------
           Insurance - Property/Casualty (2.0%)
 50,000    Allstate Corp.                                       2,050
 19,000    Hartford Steam Boiler Inspection & Insurance Co.       876
                                                               -------
                                                                2,926
                                                               --------
           Machinery - Diversified (3.4%)
 40,000    Caterpillar, Inc.                                    2,455
 75,000    Deere & Co.                                          2,466
                                                               -------
                                                                4,921
                                                               -------
           Manufacturing - Diversified Industries (2.3%)
 50,000    Minnesota Mining & Manufacturing Co.                 3,275
                                                               -------
           Office Equipment & Supplies (1.5%)
 16,000    Xerox Corp.                                          2,194
                                                               -------

           Oil - Domestic (2.3%)
 20,000    Amerada Hess Corp.                                     950
 70,000    Occidental Petroleum Corp.                           1,549
 23,000    Pennzoil Co.                                           911
                                                               -------
                                                                3,410
                                                               --------

           Oil - International (2.8%)
 10,000    Chevron Corp.                                          494
 20,000    Mobil Corp.                                          2,087
 20,000    Texaco, Inc.                                         1,480
                                                               -------
                                                                4,061
                                                               -------
           Oil Well Equipment & Service (1.5%)
 50,000    Halliburton Co.                                      2,169
                                                               -------
           Paper & Forest Products (1.4%)
 65,000    James River Corp.                                    2,048
                                                               -------
           Publishing (1.1%)
 25,000    Dun & Bradstreet Corp.                               1,559
                                                               -------
           Railroads (1.3%)
 23,000    Norfolk Southern Corp.                               1,811
                                                               -------
           Retail - General Merchandising (1.3%)
 40,000    J.C. Penney Company, Inc.                         $  1,875
                                                            ----------
           Telephones (3.0%)
 50,000    GTE Corp.                                            2,131
 44,000    NYNEX Corp.                                          2,184
                                                            ----------
                                                                4,315
                                                            ----------
           Tobacco (4.4%)
 43,000    American Brands, Inc.                                1,795
 20,000    Philip Morris Companies, Inc.                        1,755
 50,000    RJR Nabisco Holdings Corp.                           1,456
 60,000    Universal Corp.                                      1,425
                                                            ----------
                                                                6,431
                                                            ----------
           Transportation - Miscellaneous (0.7%)
 40,000    American President Companies, Ltd.                   1,000
                                                            ----------
           Total basic value stocks (cost: $53,373)            70,006
                                                            ----------


Principal
 Amount                                      Coupon
 (000)                                        Rate      Maturity

        Tax Exempt Securities (55.8%)
      Short-Term Tax Exempt Securities (13.9%)
           Alaska (2.1%)
$3,000     Anchorage Telephone Utility RB,
             Series 1994A (CRE)               3.10%     12/01/95            3,000

           California (3.4%)
 5,000     Santa Rosa Housing Auth. MFH RB,
             Series 1995E (CRE)               4.88       9/01/07(b)         5,026

           Florida (0.2%)
   240     Orange County Health Facilities
             Auth. RB, Series 1995            4.75       7/01/97              240

           Michigan (2.5%)
 3,655     Hospital Finance Auth. RB,
             Series 1993A                     4.75       5/15/97            3,677

           North Dakota (2.8%)
 4,000     Oliver County PCRB, Series 1995B   4.50       9/01/07(b)         4,019

           Pennsylvania (0.8%)
 1,200     Schuylkill County IDA RB,
             Series 1985 (CRE)                4.00      11/01/09(a)         1,200

           Texas (0.6%)
   500     Lone Star Airport Improvement
             Auth. RB, Series B-4 (CRE)       3.85      12/01/14(a)           500
   400     Port Arthur Navigation District
             IDC PCRB, Series 1985 (CRE)      4.00       5/01/03(a)           400

           Virginia (0.6%)
   900     Loudoun County IDA RB, Series
             1985 (CRE)                       4.00       9/01/15(a)           900

           Wisconsin (0.9%)
 1,250     Housing and Economic Development
             Auth. RB, Series 1992A           5.20      11/01/96            1,259
                                                                          ---------
               Total short-term tax exempt securities (cost: $20,151)      20,221
                                                                          ---------


                    Long-Term Tax Exempt Securities (41.9%)

           Florida (3.0%)
 4,255     Duval County MFH RB, Series
              1995 (CRE)                      6.75       4/01/25(b)         4,343

           Indiana (5.2%)
 4,985     Fifth Avenue Housing Development
             Corp. MFH RB, Series 1993A       7.25       7/01/25            5,253
 2,500     LaPorte County Hospital Auth. RB   6.00       3/01/23            2,282

           Maine (3.7%)
 5,000     Housing Auth. SFH RB, Series
             1994C-1                          6.50      11/15/11            5,316

           New York (4.5%)
 6,000     Medical Care Facilities Finance
             Agency RB, Series 1995A          6.85       2/15/17            6,341
   250     Urban Development Corp. RB,
             Series 1995                      5.70       4/01/20              249

           Pennsylvania (5.1%)
 2,500     Monroeville Hospital Auth. RB,
              Series 1995                     6.25      10/01/15            2,527
 4,785     Philadelphia Gas Works RB,
             Fourteenth Series                6.38       7/01/26            4,893

           Puerto Rico (4.3%)
 6,500     Electric Power Auth. RB, Series Z  5.25       7/01/21            6,184

           Rhode Island (3.8%)
 5,200     Housing and Mortgage Finance Corp.
             SFH RB, Series 15-A              6.85      10/01/24            5,540

           South Carolina (1.9%)
 3,000     Marion County Hospital District RB,
             Series 1995                      5.38      11/01/25            2,812

           Texas (3.1%)
 4,260     Harris County Health Facilities RB,
             Series 1994A                     6.63       6/01/24            4,489

           Washington (3.7%)
 5,500     Motor Vehicle Fuel Tax GO,
             Series B                         5.50       6/01/20            5,420

           Wisconsin (3.6%)
 4,940     Housing and Economic Development
             Auth. SFH RB, Series 1992A       7.10       3/01/23            5,242
                                                                          ---------

        Total long-term tax exempt securities (cost:$58,362)               60,891
                                                                          --------
               Total tax exempt securities (cost: $78,513)                 81,112
                                                                          --------
               Total investments (cost: $131,886)                        $151,118
                                                                         ==========

Growth and Tax Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

            GO     General Obligation
            IDA    Industrial Development Authority/Agency
            IDC    Industrial Development Corporation
            MFH    Multi-Family Housing
            PCRB   Pollution Control Revenue Bond
            RB     Revenue Bond
            SFH    Single-Family Housing

CRE - CREDIT ENHANCEMENT - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Specific Notes

(a) VARIABLE RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date. Most VRDNs possess a credit enhancement.

(b) PUT BONDS - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

See accompanying notes to financial statements.

Growth and Tax Strategy Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
     Income:
          Dividends                                   $    1,137
          Interest                                         2,130
                                                      -----------
               Total income                                3,267
                                                      -----------
     Expenses:
          Management fees                                    343
          Transfer agent's fees                              126
          Custodian's fees                                    35
          Postage                                              9
          Shareholder reporting fees                           4
          Trustees' fees                                       1
          Registration fees                                   18
          Audit fees                                          14
          Legal fees                                           5
          Other                                                5
                                                      -----------
               Total expenses                                560
                                                      -----------
                    Net investment income                  2,707
                                                      -----------
Net realized and unrealized gain on investments:
     Net realized gain                                       844
     Change in net unrealized appreciation/depreciation    7,168
                                                      -----------
         Net realized and unrealized gain                  8,012
                                                      -----------
Increase in net assets resulting from operations      $   10,719
                                                      ===========

See accompanying notes to financial statements.

Growth and Tax Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995
and Year ended May 31, 1995
(Unaudited)
                                                               11/30/95                  5/31/95

From operations:
     Net investment income                                   $    2,707               $    5,193
     Net realized gain on investments                               844                      358
     Change in net unrealized appreciation/
           depreciation of investments                            7,168                    7,560
                                                             -----------              -----------
     Increase in net assets resulting from operations            10,719                   13,111
                                                             -----------              ------------
Distributions to shareholders from:
     Net investment income                                       (2,610)                  (5,050)
                                                             -----------              -------------
     Net realized gains                                            (350)                  (2,862)
                                                             -----------              -------------

From capital share transactions:
     Shares sold                                                 12,333                   17,723
     Shares issued for dividends reinvested                       2,656                    7,168
     Shares redeemed                                            (11,803)                 (23,629)
                                                             ------------             -------------
      Increase in net assets from capital share transactions      3,186                    1,262

Net increase in net assets                                       10,945                    6,461
Net assets:
     Beginning of period                                        134,538                  128,077
                                                             ------------             ------------
     End of period                                           $  145,483               $  134,538
                                                             ============             ============

Undistributed net investment income included in net assets:
     Beginning of period                                     $    1,007               $      864
                                                             ============             ============
     End of period                                           $    1,104               $    1,007
                                                             ============             ============
Change in shares outstanding:
     Shares sold                                                    943                    1,449
     Shares issued for dividends reinvested                         206                      599
     Shares redeemed                                               (909)                  (1,945)
                                                             ------------             ------------
          Increase in shares outstanding                            240                      103
                                                             ============             ============

See  accompanying notes to financial statements.

Growth and Tax Strategy Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. On July 12, 1995, the Board of Trustees approved changing the name of the Fund from the Balanced Portfolio Fund to the Growth and Tax Strategy Fund.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under the Agreement bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3)  Distributions

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $172,561 and $146,590, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $19,838 and $606, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 14 shares (.1%) of the Fund.

(7)  Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                           Six-month          Year     Eight-month
                           Period ended      ended    Period ended
                           November 30,      May 31,      May 31,        Year ended September 30,
                              1995            1995         1994       1993      1992      1991

Net asset value at
 beginning of period       $   12.82      $   12.32    $  13.00      $  12.00     $11.51        $10.59
Net investment income            .26            .49         .29           .46        .48           .53
Net realized and
  unrealized gain (loss)         .75            .76        (.27)         1.01        .50           .93
Distributions from net
  investment income             (.25)          (.48)       (.33)         (.46)      (.49)         (.54)
Distributions of realized
  capital gains                 (.03)          (.27)       (.37)         (.01)         _             _
                          ------------    -----------  ----------    -----------  --------     ----------
Net asset value at
  end of period            $   13.55      $   12.82    $  12.32      $  13.00     $12.00        $ 11.51
                          ============    ===========  ===========   ===========  =========    ===========

Total return (%) *              8.03          10.73         .13         12.57         8.74        14.19
Net assets at
     end of period (000)   $ 145,483      $ 134,538    $128,077      $118,532     $ 82,840      $53,535
Ratio of expenses to
     average net assets (%)      .82(a)         .80         .84(a)        .86          .92         1.00
Ratio of net investment
     income to average net
     assets (%)                 3.95(a)        4.02        3.56(a)       3.81         4.31         4.91
Portfolio turnover (%)        114.23(b)(c)   314.57(b)   171.35(b)      98.83       106.83        81.22
Average commission
     rate paid per share      .0515

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

(b) The Fund may simultaneously purchase and sell the same securities. These transactions can be high in volume and dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:

                                 Six-month          Eight-month
                                Period ended        Year ended        Period ended
                                November 30,          May 31,            May 31,
                                   1995                1995               1994

Portfolio turnover (%)            21.44               131.28             93.56
Purchases and sales
 of this type are as follows:
Purchases (000)                $118,914             $234,367           $98,639
Sales (000)                    $119,076             $234,669           $98,761

(c) Effective November 30, 1995, portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for May 31, 1995, the portfolio turnover rate for the Fund would have been 265.52%